UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15d of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	March 3, 2011

WILMINGTON TRUST CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-14659	51-0328154
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Wilmington Trust Corporation Rodney Square North 1100 North Market Street Wilmington, Delaware	19890
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(302) 651-1000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events.

On March 3, 2011, Wilmington Trust Corporation, a Delaware corporation (“Wilmington Trust” or the “Company”), entered into a memorandum of understanding with plaintiffs and other named defendants regarding the settlement of three putative class action lawsuits filed in the Court of Chancery of the State of Delaware in response to the announcement of the proposed merger of the Company with M&T Bank Corporation, a New York corporation (“M&T”).

As described in greater detail in the definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on February 14, 2011 (the “Proxy Statement”), which was incorporated by reference into the registration statement on Form S-4 filed with the SEC on February 7, 2011 by M&T, three purported class action lawsuits related to the merger were filed against the Company, each of its current directors, M&T, and MTB One, Inc., a Delaware corporation and wholly owned subsidiary of M&T (“Merger Sub”), and were consolidated under the caption In re Wilmington Trust Corporation Shareholders Litigation, C.A. No. 5958-VCL  (Del. Ch.), filed in the Court of Chancery of the State of Delaware (the “Consolidated Lawsuit”).

Under the terms of the memorandum of understanding, the Company, the other named defendants, and the plaintiffs have agreed to settle the Consolidated Lawsuit and release the defendants from all claims relating to the merger, subject to court approval. If the court approves the settlement contemplated by the memorandum, the Consolidated Lawsuit will be dismissed with prejudice. Pursuant to the terms of the memorandum, the Company has agreed to make available additional information to its stockholders. The additional information is contained below in this current report and should be read in conjunction with the Proxy Statement, which should be read in its entirety, and the Company’s annual report on Form 10-K for the year ended December 31, 2010 which is incorporated therein by reference (“Form 10-K”).  Information with respect to valuation of the Company’s deferred tax assets is discussed in Note 21 “Income Taxes” of the Form 10-K.  In addition, the defendants in the Consolidated Lawsuit have agreed not to oppose Plaintiffs’ counsel’s request for an award of fees and expenses up to $475,000.

The settlement will not affect the merger consideration to be paid to the Company’s stockholders in connection with the proposed merger or the timing of the special meeting of the Company’s stockholders, scheduled for March 22, 2011 in Wilmington, Delaware, to vote upon a proposal to adopt the Agreement and Plan of Merger dated October 31, 2010, by and among M&T, Merger Sub and the Company.

The Company and the other defendants deny all of the allegations in the Consolidated Lawsuit and believe the disclosures in the Proxy Statement are adequate under the law. Nevertheless, the Company and the other defendants have agreed to settle the Consolidated Lawsuit in order to avoid costly litigation and reduce the risk of any delay to the completion of the merger.

* * * * *

The following information supplements the Proxy Statement and should be read in conjunction with the Proxy Statement, which should be read in its entirety. All page references in the information below are to pages in the Proxy Statement, and terms used below have the meanings set forth in the Proxy Statement, unless otherwise defined below:

The following disclosure supplements the section of the Proxy Statement entitled – “Background of the Merger” on page 27 with regard to Wilmington Trust’s engagement of a financial advisor in connection with a proposed sale of a portion of its loan portfolio with respect to any transaction with Party B:

On September 20, 2010, Wilmington Trust engaged Keefe, Bruyette & Woods, Inc. (“KBW”) to provide an opinion to Wilmington Trust's Board of Directors as to the fairness, from a financial point of view, to Wilmington Trust of the consideration to be offered in the proposed sale of a portion of its commercial loans to Party B.  In connection with these services, Wilmington Trust agreed to pay KBW a cash fee of $100,000, payable upon execution of the engagement letter, plus an additional cash fee of $900,000, payable upon, and subject to, the closing of a transaction with Party B.  KBW is not entitled to receive any fees upon the closing of the merger.

The following disclosure supplements the section of the Proxy Statement entitled – “Opinions of Wilmington Trust’s Financial Advisors – Opinion of Lazard Freres & Co. LLC” on page 39 with regard to Lazard’s fee:

In connection with Lazard’s service as financial advisor to Wilmington Trust, Wilmington Trust agreed to pay Lazard a fee of $7.0 million, of which $3.0 million has already been paid and $4.0 million is payable upon, and subject to, the closing of the merger or certain other transactions.

The following disclosure supplements the section of the Proxy Statement entitled – “Opinions of Wilmington Trust’s Financial Advisors – Opinion of Morgan Stanley & Co. Incorporated” on page 41 with regard to Morgan Stanley’s fee:

Morgan Stanley received a fee of $2.0 million for its services, which was paid upon the rendering of its financial opinion.

The following disclosure supplements the section of the Proxy Statement entitled – “Opinions of Wilmington Trust’s Financial Advisors – Summary of Joint Financial Analysis” under the heading “Publicly Traded Comparable Companies Analysis”  on pages 43 and 44 with regard to the Price to Tangible Book Value of the listed Mid-Atlantic Regional Banks and Trust & Private Banks:

Mid-Atlantic Regional Banks	Price to Tangible Book Value
F.N.B. Corporation	1.95x
Fulton Financial Corp.	1.40x
WSFS Financial Corporation	1.29x
National Penn Bancshares, Inc.	1.27x
Susquehanna Bancshares, Inc.	1.08x
First Commonwealth Financial	1.08x

Trust & Private Banks	Price to Tangible Book Value
Northern Trust Corporation	1.90x
City National Corporation	1.88x
Signature Bank	1.88x
Washington Trust Bancorp	1.61x
Bryn Mawr Bank Corp.	1.44x
Boston Private Financial Holdings Inc.	1.33x
Wintrust Financial Corporation	1.14x
PrivateBancorp, Inc.	0.94x

For each of the selected comparable Mid-Atlantic Regional Banks and Trust & Private Banks, Lazard and Morgan Stanley derived and compared the multiples of price to tangible book value per share, which are listed above.  Lazard and Morgan Stanley believe that considering the multiples of price to tangible book value set forth above without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the role such multiples played in such financial analyses.

The following disclosure supplements the section of the Proxy Statement entitled – “Opinions of Wilmington Trust’s Financial Advisors – Summary of Joint Financial Analysis” under the heading “Publicly Traded Comparable Companies Analysis” on page 44 with regard to the table of Low, High, Mean and Median analyses of the Price to Tangible Book Value of the listed Mid-Atlantic Regional Banks and Trust & Private Banks:

As part of their analyses, Lazard and Morgan Stanley applied the mean and median multiples of Price to Tangible Book Value for both the Mid-Atlantic Regional Banks in TARP and the Trust & Private Banks in TARP, resulting in implied values per share of $4.66 - $4.88 and $3.99 - $3.99, respectively.  Lazard and Morgan Stanley believe that considering these implied values per share without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the role such implied values played in such financial analyses.

The following disclosure supplements the section of the Proxy Statement entitled – “Opinions of Wilmington Trust’s Financial Advisors – Summary of Joint Financial Analysis” on page 44 under the heading “Precedent Transaction Analysis”:

When identifying distressed bank transactions, Lazard and Morgan Stanley considered a number of factors (none of which were dispositive), including, but not limited to, whether the target’s ratio of non-performing assets to total assets was greater than 1% and the facts and circumstances surrounding the transaction.  When identifying FDIC-assisted bank transactions, Lazard and Morgan Stanley considered the public information available with respect to the level of the FDIC’s involvement in a transaction, while considering the fact that certain information about the FDIC’s role in certain transactions is unknown.

The following disclosure replaces the table of Distressed Bank Transactions in the section of the Proxy Statement entitled – “Opinions of Wilmington Trust’s Financial Advisors – Summary of Joint Financial Analysis” on page 44:

Distressed Bank Transactions
Price as Multiple of Tangible Book Value at
Announcement Date	Acquiror	Target	Transaction	One Day Prior to Transaction	One Week Prior to Transaction	One Month Prior to Transaction
5/16/2010	Toronto-Dominion Bank	South Financial Group Inc.	0.17x	0.41x	0.37x	0.47x
7/26/2009	First Niagara Financial	Harleysville National Corp.	1.15x	0.82x	0.77x	0.96x
12/18/2008	M&T Bank Corp.	Provident Bankshares Corp.	1.50x	0.88x	1.00x	1.24x
12/3/2008	Capital One Financial Corp.	Chevy Chase Bank F.S.B.	0.66x	NA	NA	NA

1/11/2008	Bank of America Corp.	Countrywide Financial Corp.	0.32x	0.35x	0.39x	0.51x
10/24/2008	PNC Financial Services Group	National City Corp.	0.37x	0.45x	0.34x	0.58x
10/13/2008	Banco Santander S.A.	Sovereign Bancorp Inc.	0.68x	0.59x	0.90x	1.52x
10/3/2008	Wells Fargo & Co.	Wachovia Corp.	0.57x	0.32x	1.12x	1.36x

For each precedent distressed bank transaction listed above, Lazard and Morgan Stanley derived and compared, among other things, the ratio of the price per common share of the acquired company to the tangible book value per share of the acquired company based on the latest publicly available financial statements and market data at the time of the acquisition, one day prior to the acquisition, one week prior to the acquisition, and one month prior to the acquisition.  Each such ratio is listed above; however, Lazard and Morgan Stanley believe that considering the ratio of the price per common share of the acquired company to the tangible book value per share of the acquired company over certain periods set forth above without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the role such ratios played in such financial analyses.

The following disclosure replaces the table of FDIC-Assisted Bank Transactions in the section of the Proxy Statement entitled – “Opinions of Wilmington Trust’s Financial Advisors – Summary of Joint Financial Analysis” on page 45:

FDIC-Assisted Bank Transactions
Price as Multiple of Tangible Book Value at
Announcement Date	Acquiror	Target	One Day Prior to Transaction	One Week Prior to Transaction	One Month Prior to Transaction
6/4/2010	National Australia Bank	TierOne Bank	0.01x	0.01x	0.03x
4/30/2010	Popular	Westernbank Puerto Rico	0.04x	0.06x	0.08x
4/30/2010	Mitsubishi UFJ Financial Group	Frontier Bank	0.36x	0.18x	0.16x
4/23/2010	BMO Financial Group	AMCORE Bank	0.56x	0.47x	0.31x
12/18/2009	City National Corp.	Imperial Capital Bank	0.01x	0.01x	0.01x
12/18/2009	IMB Management Holdings	First Federal Bank of California	0.03x	0.04x	0.05x
12/4/2009	New York Community Bancorp	AmTrust Bank	0.01x	0.16x	0.37x
11/6/2009	East West Bancorp	United Commercial Bank	0.21x	0.24x	0.28x

8/21/2009	Banco Bilbao Vizcaya Argentaria	Guaranty Bank	0.03x	0.05x	0.02x
8/14/2009	BB&T	Colonial Bank	0.36x	0.54x	0.56x
5/21/2009	BankUnited (Investor Consortium)	BankUnited	0.04x	0.05x	0.02x
11/21/2008	U.S. Bancorp	Downey Savings & Loan Association	0.01x	0.02x	0.08x
11/21/2008	U.S. Bancorp	PFF Bank & Trust	0.28x	0.53x	0.57x
11/7/2008	Prosperity Bancshares	Franklin Bank	0.08x	0.04x	0.06x
9/25/2008	JPMorgan Chase	Washington Mutual Bank	0.25x	0.22x	0.40x
7/11/2008	IMB Management Holdings	IndyMac Bank	0.03x	0.07x	0.19x

For each precedent FDIC-assisted bank transaction listed above, Lazard and Morgan Stanley derived, among other things, the ratio of the price per common share of the acquired company to the tangible book value per share of the acquired company based on the latest publicly available financial statements and market data one day prior to the acquisition, one week prior to the acquisition, and one month prior to the acquisition.  Each such ratio is listed above; however, Lazard and Morgan Stanley believe that considering the ratio of the price per common share of the acquired company to the tangible book value per share of the acquired company over certain periods set forth above without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the role such ratios played in such financial analyses.

The following disclosure supplements the section of the Proxy Statement entitled – “Opinions of Wilmington Trust’s Financial Advisors – Summary of Joint Financial Analysis” under the heading “Precedent Transaction Analysis”  on page 45 with regard to the table of Low, High, Mean and Median analyses of the Price to Tangible Book Value of the listed transactions:

As part of their analyses, Lazard and Morgan Stanley applied the mean and median multiples of Price to Tangible Book Value at Transaction for both the distressed bank transactions and the FDIC-assisted transactions, resulting in implied values per share of $2.37 - $2.60 and $0.00 - $0.00, respectively.  Lazard and Morgan Stanley believe that considering these implied values per share without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the role such implied values played in such financial analyses.

* * * * *
In connection with the proposed merger, the Company has filed a definitive proxy statement with the SEC on February 14, 2011, which was included in the registration statement on Form S-4 filed with the SEC on February 7, 2011 by M&T.  Investors are urged to read the proxy statement, along with any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because those documents do and will contain important information. Free copies of the proxy statement, as well as other documents relating to this transaction that Wilmington Trust and/or M&T file with the SEC, are and will be available at:

•           The SEC’s Web site at www.sec.gov.
•           Wilmington Trust’s Web site at www.wilmingtontrust.com, in the Investor Relations section and then under the “SEC Filings” heading.
•           M&T’s Web site at www.mtb.com, in the Investor Relations section and then under the “SEC Filings” heading.

Under SEC rules, the directors, executive officers, other members of management, and employees of Wilmington Trust and M&T may be deemed to be participants in the solicitation of proxies of Wilmington Trust’s stockholders in connection with the proposed merger. Information regarding the persons who may be considered participants under SEC rules in the solicitation of stockholders in connection with the merger is contained in the proxy statement. Information about Wilmington Trust’s executive officers and directors is in Wilmington Trust’s Form 10-K filed with the SEC on March 1, 2011. Information about M&T’s executive officers and directors is in its Form 10-K filed with the SEC on February 22, 2011. Free copies of these documents are available on the Web sites listed above.

This current report contains forward-looking statements relating to the potential acquisition of Wilmington Trust by M&T, including the expected date of the transaction’s completion and the potential benefits of the merger. The actual results of the acquisition could vary materially as a result of a number of factors, including:

•           The possibility that competing offers will be made.
•           The possibility that various closing conditions for the transaction may not be satisfied or waived.

Other factors that may cause actual results to differ materially include those described in the reports Wilmington Trust files from time to time with the SEC, including the annual report on Form 10-K for the year ended December 31, 2010, and quarterly and current reports on Forms 10-Q and 8-K. These forward-looking statements reflect Wilmington Trust’s expectations as of the date of this filing, and Wilmington Trust undertakes no obligation to update the information provided herein.

Holders of record of Company common stock can vote in person at the special meeting of the Company’s stockholders. If an individual is not a stockholder of record, he or she must obtain a proxy, executed in that individual's favor, from the record holder of those shares of common stock, such as a broker, bank, or other nominee, to be able to vote in person at the special meeting.  In order to attend the special meeting, an individual must hold shares of Company common stock in his or her own name or be a beneficial owner of those shares and have a letter from the record holder of those shares confirming that individual’s ownership.  In order to be admitted, an individual also must bring a form of personal photo identification.

This current report may contain forward-looking statements that rely on a number of assumptions, estimates, expectations, and assessments of potential developments, and are subject to various risks and uncertainties that could cause actual results to differ from expectations. The ability to achieve the results reflected in these statements could be affected adversely by, among other things, the Company’s failure to consummate a change-in-control transaction on a timely basis; additional regulatory restrictions or failure to comply with existing regulatory restrictions; changes in national or regional economic conditions, including continued declines in the collateral values supporting the Company's loans; deterioration in the credit quality of borrowers; changes in the Company's regulatory requirements; downgrades in the Company's credit ratings; changes in conclusions about the realization of deferred tax assets; changes in market interest rates or credit markets generally; fluctuations in equity or fixed income markets; significant changes in banking laws or regulations; changes in accounting policies, procedures, or guidelines; increased competition for business; higher-than-expected credit losses; the effects of the Company's proposed merger with M&T, and the restrictions on the Company's business contained in the merger agreement; the effects of integrating the Company's businesses with those of M&T after the merger is completed; the effects of integrating acquired entities; a substantial and permanent loss of either client accounts and/or assets under management at Wilmington Trust and/or affiliate money managers Cramer Rosenthal McGlynn and Roxbury Capital Management; changes in the regulatory, judicial, legislative, or tax treatment of business transactions; new litigation or developments in existing litigation; and economic uncertainty created by domestic or foreign unrest, hostilities, terrorism, or war.

Item 9.01        Financial Statements and Exhibits

(d) Exhibits

Exhibit 10.1 – Memorandum of Understanding dated March 3, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WILMINGTON TRUST CORPORATION

Date: March 3, 2011	By:	/s/	Donald E. Foley
		Name:	Donald E. Foley
		Title:	Chief Executive Officer
(Authorized officer)

EXHIBIT INDEX

Exhibit No.	Description
10.1	Memorandum of Understanding dated March 3, 2011.